UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

Registrant's telephone number, including area code:  (516) 683-4100

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 8.01	Other Events

On June 11, 2008, New York Community Bancorp, Inc. (the “Company”) issued a press release announcing the results of its Annual Meeting of Shareholders, held earlier in the day.
ITEM 9.01	Financial Statements and Exhibits

	(d)	Attached as Exhibit 99.1 is the press release issued by the Company on June 11, 2008 to announce the results of its Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2008	NEW YORK COMMUNITY BANCORP, INC.
Date
/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President and
Director, Investor Relations

EXHIBIT INDEX

99.1	Press release issued on June 11, 2008 announcing the results of the Company’s Annual Meeting of Shareholders.